Exhibit 10.30

EXECUTION COPY

SECOND LIEN AGENCY ASSIGNMENT AND AMENDMENT AGREEMENT

This SECOND LIEN AGENCY ASSIGNMENT AGREEMENT, dated as of November 30, 2009 (this “Agreement”), by and among, MORGAN STANLEY SENIOR FUNDING, INC. (“MSSF”), MORGAN STANLEY & CO. INCORPORATED (“MS&Co”, and together with MSSF, the “Morgan Stanley Entities”), the LENDERS party hereto (the “Required Lenders”) and The Bank of New York Mellon (“BNY”), and is acknowledged and agreed to by Mitel Networks, Inc. (the “Parent”) and Mitel US Holdings, Inc. (the “Borrower”). Reference is made to that certain Second Lien Credit Agreement, dated as of August 16, 2007 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), by and among the Parent, the Borrower, MSSF, as Administrative Agent thereunder (in such capacity, the “Administrative Agent”), MS&Co, as Collateral Agent thereunder (in such capacity, the “Collateral Agent” and together with Administrative Agent, the “Agents”), and the Lenders party thereto from time to time.

W I T N E S S E T H

WHEREAS, (a) Each of the Morgan Stanley Entities desires to resign from their respective capacities as Agents under the Credit Agreement, the Security Agreement and each of the other Loan Documents (collectively, including each of the foregoing and the Loan Documents set forth on Schedule 1, the “Assigned Agreements”), (b) BNY desires to succeed the Morgan Stanley Entities as Agents under the Credit Agreement and each of the other Assigned Agreements and (c) each of the Morgan Stanley Entities desires to assign all of its rights as Agents under the Credit Agreement (other than the Retained Rights, as defined below), responsibilities, duties and obligations to BNY, in each case as further set forth herein;

WHEREAS, the Lenders party hereto, among others, have entered into the Credit Agreement and, collectively, constitute Required Lenders thereunder;

WHEREAS, the Required Lenders (a) desire to acknowledge the resignation of each of the Morgan Stanley Entities from their respective capacities as Agents under the Credit Agreement and each of the other Assigned Agreements, (b) desire to appoint BNY as Agents under the Credit Agreement and each of the other Assigned Agreements and (c) desire to acknowledge the assignment by the Morgan Stanley Entities of all of their respective rights (other than the Retained Rights, as defined below), responsibilities, duties and obligations to BNY, in each case as further set forth herein; and

WHEREAS, the Borrower desires (a) to acknowledge the resignation of each of the Morgan Stanley Entities from their respective capacities as Agents under the Credit Agreement and each of the other Assigned Agreements, (b) to acknowledge, accept and approve of BNY’s appointment as Agents under the Credit Agreement and each of the other Assigned Agreements and (c) to acknowledge the assignment by the Morgan Stanley Entities of all of their respective rights, responsibilities, duties and obligations as Agents under the Credit Agreement to BNY, in each case as further set forth herein.

NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein.

2. Effectiveness of Resignation of the Agents. Each of the Morgan Stanley Entities hereby resigns from their respective capacities as Administrative Agent and Collateral Agent under the Credit Agreement and each of the other Assigned Agreements, effective as of the date hereof, and the parties hereto acknowledge, accept and approve such resignation; provided, however, any term or provision hereof to the contrary notwithstanding, the parties hereto acknowledge and agree that Article IX and Sections 11.3 and 11.4 of the Credit Agreement and any other provisions of the Credit Agreement or any other Loan Document regarding payment of costs and expenses and indemnification of the Agents, together with any provision of any Loan Document that shall accrue to the benefit of any retiring or resigning Agent (the “Specified Sections”), shall continue in effect for the benefit of the Morgan Stanley Entities in respect of any actions taken or omitted to be taken by them in their respective capacities as Agents under the Credit Agreement or any other Loan Document on or prior to the date hereof (collectively, the “Retained Rights”) (it being agreed and understood that the foregoing provisions shall in no way reduce or otherwise affect the benefit of the Specified Sections as they apply to the Successor Agent (as defined below)).

3. Appointment of Successor Agents: Assignment of Agency Rights.

(a) Pursuant to Section 9.4 of the Credit Agreement, the Required Lenders hereby (a) appoint BNY as the successor Administrative Agent (in such capacity, “Successor, Administrative Agent”) and as the successor Collateral Agent (in such capacity, “Successor Collateral Agent”, and collectively with the Successor Administrative Agent, the “Successor Agent”), in each case under and pursuant to the terms of the Credit Agreement; (b) notify the Borrower of the foregoing appointments, and (c) authorize each of the Morgan Stanley Entities and BNY to enter into such customary assignment documentation as is reasonably acceptable to BNY, in order to give effect to such appointment and to assign such roles (together with the rights, duties, obligations, Liens and Agency Rights (as defined below) associated therewith) from the Morgan Stanley Entities to BNY.

(b) Pursuant to Section 9.4 of the Credit Agreement, effective as of the date set forth above, BNY, in its capacity as the Successor Administrative Agent and the Successor Collateral Agent, by its signature below, hereby accepts its appointment as Administrative Agent and Collateral Agent and agrees to perform all of the duties of the Administrative Agent and the Collateral Agent under, and pursuant to the terms and conditions of, the Credit Agreement and the other Loan Documents.

(c) Notwithstanding the method of appointment of successor Administrative Agent and successor Collateral Agent that is set forth in Section 9.4 of the Credit Agreement or any other provision of any of the Assigned Agreements, all parties hereto acknowledge that pursuant to Section 3(a) and Section 3(b) above, the Required Lenders have appointed BNY as the successor Administrative Agent and as the successor Collateral Agent under the Credit Agreement and each of the Assigned Agreements, effective immediately upon the resignation of the Morgan Stanley Entities in their respective capacities as Agents.

(d) By virtue of the resignation of the Morgan Stanley Entities as Agents and the appointment of the Successor Agent, all parties hereto acknowledge that BNY has succeeded (by way of assignment) to all of the rights (other than the Retained Rights) and interests of the Administrative Agent and the Collateral Agent under all of the Loan Documents (collectively, the “Agency Rights”), including with respect to all of the Collateral Agent’s rights and interests as the secured party, on behalf of the Secured Parties, with respect to the collateral pledged to it pursuant to Section 2 of the Security Agreement and any other provision of any other Loan Document and as the holder of any Lien therein. Without limiting the foregoing, effective as of the date hereof, MSSF and MS&Co, in their respective capacities as Administrative Agent and Collateral Agent, each hereby absolutely and unconditionally grant, assign, transfer, convey and deliver (collectively, “Assign” and any act of Assigning, an “Assignment”) to BNY all of their rights (other than the Retained Rights), title, interest, duties and obligations in all of the Agency Rights (all of the foregoing Assignments of Agency Rights, the “Agency Assignment”). The Borrower hereby consents to such Agency Assignment. The Successor Agent hereby absolutely and unconditionally accepts the foregoing Assignment, assumes all of such rights, duties and obligations Assigned to them as stated above pursuant to this Agreement and agrees to perform and to be bound by all of the terms, covenants and conditions of such rights, title, interest, duties and obligations which arise from and after the date hereof. Notwithstanding anything herein to the contrary, all of such assigned Liens shall in all respects be continuing and in effect and are hereby reaffirmed. Without limiting the generality of the foregoing, any reference to any of the Morgan Stanley Entities on any publicly filed document, to the extent such filing relates to the Liens in the Collateral assigned hereby and until such filing is modified to reflect the interests of BNY, shall, with respect to such Liens, constitute a reference to such Morgan Stanley Entity as collateral representative of BNY (provided, that the parties hereto agree that the Morgan Stanley Entities’ role as such collateral representative shall impose no duties, obligations or liabilities on any Morgan Stanley Entity). In furtherance of the foregoing, BNY hereby appoints MS&Co as sub-Collateral Agent for the perfection of any Liens in such Collateral and MS&Co will take instructions from BNY with respect to such Collateral, until such filing is modified; provided that, unless MS&Co expressly agrees in writing, such appointment shall automatically lapse on the 60th day following the date hereof.

(e) Each of the Morgan Stanley Entities agrees to promptly deliver any material notices, statements, reports or other information received by it under the Loan Documents to the Successor Agent. The Morgan Stanley Entities, the Successor Agent and the Borrower each agree to execute, deliver, file and/or cause to be delivered or filed any and all instruments, agreements and other documents necessary or appropriate to transfer all of the Collateral (as defined in a Security Agreement), including acknowledgments or assignments, reasonably requested by the Successor Agent to evidence or otherwise memorialize the Agency Assignment and the succession of the Successor Agent to the Agency Rights. The Morgan Stanley Entities and the Borrower each agree to take all actions reasonably requested by the Successor Agent to transfer and facilitate the transfer of information relating to the Loan Documents to the Successor Agent. In connection with the foregoing, MS&Co hereby agrees to take all steps reasonably necessary or appropriate, or requested by Successor Collateral Agent to ensure that Successor Collateral Agent becomes the successor secured party with respect to all Liens granted by the Borrower currently existing in favor of Collateral Agent, without any interruption in the perfection or priority currently enjoyed by Collateral Agent. Each of the Morgan Stanley Entities and the Borrower authorizes BNY and their counsel to (a) file any Uniform Commercial Code assignments or amendments with respect to the Uniform Commercial Code financing statements listed on Schedule 2A hereto and (b) file any assignments or amendments with respect to any Personal Property Security Act financing statements listed on Schedule 2B hereto, in each case as BNY deems necessary to evidence BNY’s succession as Agents under the Credit Agreement and the other Loan Documents. The Borrower agrees to pay on demand all reasonable expenses of the Morgan Stanley Entities (including the reasonable fees and out-of-pocket expenses of legal counsel) in connection with the Morgan Stanley Entities’ performance of, and compliance with, this Section 3(e). Subject to Section 9.3 of the Credit Agreement, the Successor Agent shall not be responsible for (i) perfecting, maintaining, monitoring, preserving or protecting the security interest or lien granted under the Credit Agreement or other Loan Documents, (ii) the filing, re-filing, recording, re-recording or continuing of any document, financing statement, mortgage, assignment, notice, instrument of further assurance or other instrument in any public office at any time or times or (iii) providing, maintaining, monitoring or preserving insurance on or the payment of taxes with respect to any of the Collateral. The actions described in items (i) through (iii) shall be the responsibility of the Obligors.

(f) The parties hereto agree that BNY shall not bear any responsibility for any actions taken or omitted to be taken by any Morgan Stanley Entity while any such Morgan Stanley Entity served as an Agent under the Credit Agreement and the other Loan Documents or for any other event or action related to the Credit Agreement which occurred prior to the effectiveness of this Agreement. The parties hereto agree that none of the Morgan Stanley Entities shall bear any responsibility for any actions taken or omitted to be taken by BNY as an Agent under the Credit Agreement and the other Loan Documents nor shall any Morgan Stanley Entity bear responsibility for any action taken hereunder at the request or direction of the Successor Agent.

(g) BNY hereby agrees that any notice or other communication required or permitted to be given to it pursuant to any Loan Document may be sent to it at the following address:

The Bank of New York Mellon

600 East Las Colinas Blvd.

Suite 1300

Irving, TX 75039

Attention: Ms. Melinda Valentine / Vice President

Telephone: (972) 401-8500

Telecopier: (972) 401-8555

with a copy to (which shall not constitute notice)

McGuire, Craddock & Strother, P.C.

500 North Akard

Suite 3550

Dallas, TX 75201

Attention: Jonathan Thalheimer, Esq.

Telephone: (214) 954-6855

Telecopier: (214) 954-6868

E-Mail: jthalheimer@mcslaw.com

(h) The Borrower and the Parent hereby notify each other party that any notice or other communication required or permitted to be given to it pursuant to any Loan Document may be sent to it at the following address:

350 Legget Drive

Kanata, Ontario K2K 2W7

Attn: Mr. Douglas McCarthy, Treasurer

Telephone: (613) 592-2122 x4451

Telecopier: (613) 592-7838

With copy to:

350 Legget Drive

Kanata, Ontario K2K 2W7

Attn: Greg Hiscock, Esq.

          Legal Department

Telecopier: (613) 592-7802

4. Acknowledgements of Morgan Stanley.

(a) Subject to Section 9 below, upon the effectiveness of this Agreement and payment in full of all fees and expenses set forth on Schedule 3 hereto, each of the Morgan Stanley Entities acknowledges and agrees that none of the Obligors have any further obligations to any of the Morgan Stanley Entities in their respective capacities as Agents under the Credit Agreement or any Loan Document (including with respect to the administrative agent fee due on August 16, 2009 pursuant to paragraph 4 of the Fee Letter (as defined in the Credit Agreement, without giving effect to the amendment in Section 11(b) hereof) which, upon the effectiveness hereof, is hereby waived), other than in respect of the Retained Rights.

(b) Each of the Morgan Stanley Entities, solely in their capacities as Agents, agrees that, with respect to any items of payment, proceeds of collateral or other collections it may receive from and after the date hereof in connection with its capacity as an Agent under the Loan Documents other than any amounts due it hereunder and other than any amounts due to it in its capacity as a Lender (collectively, the “Collections”), such Morgan Stanley Entity disclaims any interest in such Collections and agrees to promptly notify the Successor Agent or the Borrower, as applicable, of its receipt thereof and to promptly deliver to the Successor Agent or the Borrower, as applicable, in the same form as received, any such Collections to such account as the Successor Agent shall specify at such time.

5. Register. From and after the date of this Agreement, the Successor Agent (or its agent or sub-agent appointed by it) shall maintain at the Successor Agent’s Office the Register. Within 10 Business Days after the date of this Agreement, MSSF shall cause the Register to be delivered to the Successor Agent. From and after the date of this Agreement, the Borrower hereby designates the Successor Agent to serve as the Borrower’s agent solely for purposes of maintaining the Register as provided in Section 2.7 of the Credit Agreement.

6. Effectiveness. This Agreement shall become effective on and as of the date that the Administrative Agent shall have received counterparts of this Agreement duly executed and delivered by a duly authorized officer of each of the Required Lenders, the Parent, the Borrower, the Collateral Agent and the Successor Agent, together with the payment of fees and expenses listed on Schedule 3. Each party hereto hereby waives any notice required under Section 9.4 of the Credit Agreement with respect to the resignation of the Morgan Stanley Entities as Agents as contemplated hereby. This Agreement shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or the Successor Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents. Except as expressly provided herein, all of the provisions and covenants of the Credit Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed. Each party hereto acknowledges that BNY is not a Lender and hereby waives the provisions of Section 9.4 of the Credit Agreement to the extent any such provisions would restrict the appointment of BNY as an Agent.

7. Fees and Expenses.

(a) To the extent invoiced on or prior to the date hereof, the Borrower agrees to pay to the Morgan Stanley Entities, on the date hereof all reasonable due and outstanding fees, costs and other expenses incurred by any such Morgan Stanley Entity in connection with performing their respective roles as Agent under the Loan Documents as set forth on Schedule 3 hereto, including the reasonable costs and fees of legal counsel provided by Allen & Overy LLP.

(b) Without limiting the Parent’s or the Borrower’s obligations under the Loan Documents (including all obligations by the Parent under Article X of the Credit Agreement), the Borrower shall be liable for all reasonable, documented, out-of-pocket costs and expenses incurred by any of the Morgan Stanley Entities and the Successor Agent in connection with this Agreement or in connection with any of the actions taken by either of them contemplated hereunder and shall promptly reimburse such Morgan Stanley Entity or the Successor Agent upon demand therefor.

(c) Each of the parties hereto hereby agrees that neither any of the Morgan Stanley Entities nor any of its Affiliates shall be under any obligation to share, rebate, disgorge or refund any fees or expense reimbursement it has received or is entitled to receive under the Loan Documents (including under this Agreement).

(d) The fees payable by the Borrower to the Successor Agent shall be as separately agreed between the Borrower and the Successor Agent. The Borrower shall pay, without deduction or withholding for Taxes imposed by any Governmental Authority, all fees and other amounts payable to BNY under the Fee Letter and the other Loan Documents.

(e) Within 30 Business Days of the execution and delivery hereof, the Borrower hereby agrees to file (or cause to be filed) appropriate documentation with the Canadian Intellectual Property Office to reflect the assignments made to BNY hereunder and the assignments made to Wilmington Trust Company under the First Lien Agency Assignment and Amendment Agreement, dated as of July 24, 2009, among the Borrower, Wilmington Trust

Company and the outgoing agents and Required Lenders identified on the signature pages thereof.

8. Representations and Warranties.

(a) Each of the undersigned Lenders hereby represents and warrants severally, and not jointly or jointly and severally, that as of the date of execution of this Agreement, it owns Loans in the principal amount set forth below its signature block.

(b) Each of the parties hereto hereby represents and warrants that (i) it is legally authorized to enter into this Agreement and perform its obligations hereunder, (ii) it has duly executed and delivered this Agreement, and (iii) this Agreement is a legal, valid and binding agreement of it, enforceable against it according to its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c) Except as specified in clauses (a), (b) and (c) of this paragraph 8, this Agreement is hereby made without representation or warranty of any kind, nature or description, and the Successor Agent acknowledges that none of the Morgan Stanley Entities have made any other representation or warranty as to the financial condition of the Borrower or account debtors, values, quality, quantities or locations of inventory or other assets or the collectability or realizability of any Collateral or any Obligations or as to the legality, validity, enforceability, perfection or priority of any Liens, Obligations or Collateral. The Lenders acknowledge and agree that Successor Agent shall not be liable for the financial condition of the Borrower or account debtors, values, quality, quantities or locations of inventory or other assets or the collectability or realizability of any Collateral or any Obligations or as to the legality, validity, enforceability, perfection or priority of any Liens, Obligations or Collateral. The Successor Agent acknowledges that it has made, to the extent determined by it to be necessary or prudent, its own independent investigation and determination of the foregoing matters and all other matters pertaining to the assignment made hereby.

9. Indemnification, etc. Notwithstanding anything in this Agreement or in the Loan Documents to the contrary, all parties hereto expressly acknowledge and agree that the provisions of Article IX and Sections 11.3 and 11.4 of the Credit Agreement, as existing before the date hereof, shall continue in effect for the benefit of the Morgan Stanley Entities, its sub-agents and their respective officers, directors, employees and agents in connection with or as a result of the execution or delivery of this Agreement, any other Loan Document, or any amendment, amendment and restatement, modification or waiver of the provisions hereof or thereof, or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder (including without limitation for any actions taken or omitted to be taken by any of them in connection with any of the foregoing while any Morgan Stanley Entity was acting as an Agent and while any Morgan Stanley Entity was acting as bailee or sub-agent pursuant to Section 3(d) hereof) or the consummation of the transactions contemplated hereby or thereby.

10. Release. The Borrower, the Parent and the Lenders, for themselves and each of their respective heirs, executors, administrators, successors, legal representatives and assigns and all persons claiming by, through or under them, and each of their respective parent, subsidiary and/or affiliated companies and the shareholders, officers, directors, managers, trustees, partners (limited, general or otherwise), members, employees, agents, consultants, predecessors, licensees, representatives and attorneys of all of the foregoing and their respective heirs, executors, administrators, successors, legal representatives and assigns and all persons claiming by, through or under them or any of them (all hereinafter collectively referred to as the “Releasing Parties”),do hereby remise, release, acquit and forever discharge each of the Morgan Stanley Entities and each of their respective past, present and future officers, directors, members, shareholders, beneficial owners, partners, employees, attorneys, agents, representatives, consultants, affiliates, parents, subsidiaries, agents, predecessors, licensees, trustees, heirs, successors and assigns, and all persons or entities in privity with them or any of them, whether named herein or not (collectively, the “Resigning Agent Parties”) of, from and against any and all rights, demands, obligations, actions, causes of action, suits, debts, dues, sums of money, compensation, accounts, rentals, commissions, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, costs (including attorneys fees and disbursements), damages, judgments, executions, claims and demands whatsoever, whether known or unknown, in contract or in tort, foreseen or unforeseen (regardless of by whom raised) at law or in equity, which the Releasing Parties, and/or any of them, and/or any person claiming by, through or under any of the Releasing Parties and/or any other person now have, ever had, may ever have or may claim to have from the beginning of time through and including the date hereof against the Resigning Agent Parties or any of them, singly or in any combination, on account of, arising out of, or in connection with any thing, cause, matter, transaction, act or omission of any nature whatsoever (except to the extent such thing, cause, matter, transaction, act or omission constitutes the fraud, gross negligence or willful misconduct of any such Resigning Agent Parties) of, or involving any or all of the following (collectively, the “Claims”): (a) the Credit Agreement or any of the other Loan Documents, the Loans, the Obligations, this Agreement and any other document entered into in connection with the Obligations or any of the foregoing documents (collectively, the “Operative Documents”), (b) any of the Releasing Parties in connection with the Obligations or any of the Operative Documents or (c) any transactions, occurrences, acts, omissions, statements, promises, agreements or undertakings of any of the Resigning Agent Parties made or omitted to be made in connection with any of the foregoing or other matters arising out of any duties, responsibilities, or obligations under or relating to the Obligations or any of the Operative Documents. The parties hereto agree and acknowledge that notwithstanding anything to the contrary in this Agreement, the foregoing release shall not apply to any Claim arising after the effectiveness of this Agreement with respect to the obligations retained or to be performed by any of the Morgan Stanley Entities under this Agreement. Nothing in this paragraph shall be deemed to affect the indemnification of any Morgan Stanley Entity as provided for in Section 9 hereof or pursuant to the Loan Documents.

11. Amendments Loan Documents.

(a) The Borrower and the undersigned Lenders hereby agree and acknowledge that, from and after the date hereof, under the Credit Agreement and the other Assigned Agreements: (i) the Successor Administrative Agent shall be, and shall be deemed to be, the Administrative Agent and (ii) the Successor Collateral Agent shall be, and shall be deemed to be, the Collateral

Agent. In furtherance of the foregoing, as of the date hereof, all provisions referencing MSSF or MS&Co as the Administrative Agent or the Collateral Agent in the Credit Agreement and the other Loan Documents are hereby amended to reference BNY, as the Administrative Agent or the Collateral Agent, as applicable.

(b) Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition the definition of “Fee Letter” to read as follows:

“Fee Letter” means the Fee Schedule, dated as of September 11, 2009, between the Borrower and The Bank of New York Mellon.

(c) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definition in the proper alphabetical order:

“BNY” means The Bank of New York Mellon.

(d) Section 9.3 of the Credit Agreement is hereby amended to include the Collateral Agent in all exculpatory provisions.

(e) Section 9.3 of the Credit Agreement is hereby further amended to insert the following after the last sentence in such Section:

To the extent permitted by applicable law, the Administrative Agent and Collateral Agent shall not be liable to any Person and no party to this Agreement or any Loan Document shall assert, and all such parties hereby waive, any claim against the Administrative Agent or Collateral Agent on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any other Loan Document, any Loan or the use of the proceeds thereof. Neither the Administrative Agent nor the Collateral Agent shall be liable for any acts or omissions unless such acts or omissions are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Administrative Agent’s or the Collateral Agent’s own gross negligence or willful misconduct. No provision of this Agreement or any other Loan Document shall require either the Administrative Agent or the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or the exercise of any of its rights or powers. Neither Administrative Agent nor the Collateral Agent shall be responsible or liable for any failure or delay in the performance of its obligations under this Agreement or any other Loan Document arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fire; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; business interruptions; loss or malfunctions of utilities, computer (hardware or software) or communication services; accidents; labour disputes; acts of civil or military authority and governmental action. Neither Administrative Agent nor the Collateral Agent shall be required to qualify in any jurisdiction in which they are not presently qualified. The duties of the Administrative Agent and the Collateral Agent under this Agreement or any other Loan Document are administrative only and they may, but shall not be required under any circumstances to exercise discretion in the performance of their duties hereunder or under the Loan Documents. Without limiting the generality of the foregoing, the use of the term “agent” in this Agreement and the other Loan Documents with reference to the Administrative Agent or the

Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term us used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties. The Administrative Agent shall not be under any obligation to any Secured Party to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, (including but not limited to the satisfaction of the conditions set forth in Articles V or VII or to inspect the properties, books or records of any Obligor.

(f) Section 9.4 of the Credit Agreement is hereby amended so that upon the upon the termination of Administrative Agent as Administrative Agent under the Credit Agreement or the other Loan Documents, either by resignation or otherwise, the Collateral Agent (if it is the same as the Administrative Agent), shall also be terminated in such capacity, and the provisions of Article 9 shall inure to its benefit in its capacity as Administrative Agent or Collateral Agent to any actions taken or omitted to be taken by it while it was the Administrative Agent or Collateral Agent under the Loan Documents, and Section 11.3 and Section 11.4 shall continue to inure to its benefit.

12. Agreement as Loan Document: Reaffirmation of Loan Documents and Assigned Agreements. This Agreement is a Loan Document. The Borrower hereby expressly acknowledges and confirms, both before and after giving effect to this Agreement, that it is bound by each of the Loan Documents and Assigned Agreements to which it is a party by virtue of its having been an original signatory thereto. Each of the Loan Documents and Assigned Agreements are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

13. Further Assurances. At the sole cost and expense of the Borrower, the Borrower, the Morgan Stanley Entities and BNY, from time to time, will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably required or that the Successor Collateral Agent may reasonably request to fully perform and carry out the provisions hereof or to continue perfection of the Liens or to preserve and protect any security interest assigned (or purported to be assigned) hereby, including execution and delivery of amendments and assignments of deposit account control agreements, mortgages, deeds of trust, insurance policies and governmental filings.

14. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy or pdf), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

15. GOVERNING LAW.

(a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Agents or the Successor Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Borrower or its properties in the courts of any jurisdiction.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in Section 14(b) hereof. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Requirements of Law, the defence of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party hereto irrevocably consents to service of process in any action or proceeding arising out of or relating to any Loan Document, in the manner provided for notices (other than telecopier) in Section 11.2 of the Credit Agreement. Nothing in this Agreement or any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by applicable Requirements of Law.

16. WAIVERS OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first above written.

MORGAN STANLEY SENIOR FUNDING, INC., as the outgoing Administrative Agent

	By:	“Stephen B. King”
	Name:	Stephen B. King
	Title:	Vice President

MORGAN STANLEY & CO. INCORPORATED, as the outgoing Collateral Agent

	By:	“Stephen B. King”
	Name:	Stephen B. King
	Title:	Duly Authorized Signatory

Principal Amount of Loans: $63,750,000	MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

	By:	“Stephen B. King”
	Name:	Stephen B. King
	Title:	Vice President

[Signature Page to Second Lien Agency Assignment and Amendment Agreement]

Principal Amount of Loans: $21,250,000	MERRILL LYNCH CAPITAL CORP., as a Lender

	By:	“Stephanie Vailille”
	Name:	Stephanie Vailille
	Title:	Vice President

[Signature Page to Agency Assignment and Amendment Agreement]

THE BANK OF NEW YORK MELLON, as the Successor Administrative Agent and as the Successor Collateral Agent

By:	“Melinda Valentine”
Name:	Melinda Valentine
Title:	Vice-President

[Signature Page to Agency Assignment and Amendment Agreement]

ACKNOWLEDGED AND AGREED, as of the date

first written above:

MITEL NETWORKS CORPORATION

By:	“Douglas K. McCarthy”
Name:	Douglas K. McCarthy
Title:	Vice President Finance & Treasurer

MITEL US HOLDINGS, INC.

By:	“Douglas K. McCarthy”
Name:	Douglas K. McCarthy
Title:	Treasurer

[Signature Page to Agency Assignment and Amendment Agreement]

Schedule 1

LOAN DOCUMENTS

1.	Second Lien Credit Agreement, dated August 16, 2007, by and among, Mitel Networks Corporation, as the parent, Mitel US Holdings, Inc., as borrower, various financial institutions and other persons from time to time parties thereto, as the lenders, Morgan Stanley Senior Funding, Inc., as the administrative agent, Morgan Stanley & Co. Incorporated, as the collateral agent, as amended, restated by that certain First Amendment to Second Lien Credit Agreement dated September 26, 2007, Second Amendment to Second Lien Credit Agreement dated December 12, 2007, Third Amendment to Second Lien Credit Agreement dated July 31, 2008, Fourth Amendment to Second Lien Credit Agreement dated May 15, 2009, Fifth Amendment to Second Lien Credit Agreement dated July 24, 2009;

2.	U.S. Pledge and Security Agreement, dated August 16, 2007 by and among Mitel Networks, Inc. and each U.S. Subsidiary Guarantor from time to time a party to the Security Agreement, in favor of Morgan Stanley & Co. Incorporated, as collateral agent for the secured parties;

3.	Subsidiary Guaranty, dated August 16, 2007, by each Subsidiary Guarantor party thereto from time to time, in favor of Morgan Stanley & Co. Incorporated, as collateral agent for each of the secured parties;

4.	Copyright Security Agreement, dated August 16, 2007, by Mitel Delaware, Inc. (as successor in interest to Arsenal Acquisition Corporation and formerly known as Intel Tel (Delaware), Incorporated (“MDI”), in favor of Morgan Stanley & Co. Incorporated, as collateral agent for each of the secured parties;

5.	Copyright Security Agreement, dated August 16, 2007, by Inter-Tel Integrated Systems, Inc. (now Mitel Networks, Inc.), in favor of Morgan Stanley & Co. Incorporated, as collateral agent for each of the secured parties;

6.	Patent Security Agreement, dated August 16, 2007, by MDI, in favor of Morgan Stanley & Co. Incorporated, as collateral agent for each of the secured parties;

7.	Patent Security Agreement, dated August 16, 2007, by Inter-Tel Integrated Systems, Inc. (now Mitel Networks, Inc.), in favor of Morgan Stanley & Co. Incorporated, as collateral agent for each of the secured parties;

8.	Patent Security Agreement, dated August 16, 2007, by Mitel Networks, Inc., in favor of Morgan Stanley & Co. Incorporated, as collateral agent for each of the secured parties;

9.	Trademark Security Agreement, dated August 16, 2007, by MDI, in favor of Morgan Stanley & Co. Incorporated, as collateral agent for each of the secured parties;

10.	Trademark Security Agreement, dated August 16, 2007, by Inter-Tel Integrated Systems, Inc. (now Mitel Networks, Inc.), in favor of Morgan Stanley & Co. Incorporated, as collateral agent for each of the secured parties;

11.	Intercreditor Agreement, dated August 16, 2007, by and among, Wilmington Trust FSB (as successor to Morgan Stanley & Co. Inc.), as the first lien agent thereunder, Morgan Stanley & Co. Inc., as second lien agent thereunder, Wilmington Trust FSB (as successor to Morgan Stanley & Co. Inc.), as the control agent thereunder, Mitel Networks Corporation, Mitel Networks, Inc., Mitel US Holdings, Inc. and MDI, and the guarantors party thereto from time to time;

12.	Canadian Pledge and Security Agreement, dated August 16, 2007 by and among Mitel Networks Corporation and each Canadian Subsidiary Guarantor from time to time a party to this Security Agreement, in favor of Morgan Stanley & Co. Incorporated, as collateral agent for the secured parties;

13.	Debenture dated September 24, 2007 made between Inter-Tel Lake Limited, Lake Communications Limited and Morgan Stanley & Co. Incorporated, as security trustee for the Secured Parties;

14.	Supplement dated September 24, 2007 to the Subsidiary Guaranty dated August 16, 2007 among the Subsidiary Guarantors from time to time party thereto, in favor of Morgan Stanley & Co. Incorporated, as collateral agent for each of the Secured Parties:

15.	Debenture dated August 16, 2007 by and between Mitel Networks Limited, as Chargor and Morgan Stanley & Co. Incorporated, as security trustee for the Secured Parties;

16.	Debenture dated August 16, 2007 by and between Mitel Networks Holdings Limited, as Chargor and Morgan Stanley & Co. Incorporated, as security trustee for the Secured Parties;

17.	Debenture dated August 16, 2007 by and between Inter-Tel Europe UK Limited, as Chargor and Morgan Stanley & Co. Incorporated, as security trustee for the Secured Parties; and

18.	Debenture dated August 16, 2007 by and between Swan Solutions Limited, as Chargor and Morgan Stanley & Co. Incorporated, as security trustee for the Secured Parties.

2

Schedule 2A

UCC-1 FINANCING STATEMENTS

Debtor	Secured Party	Jurisdiction	File Number	Scope of Lien	File Date
ARSENAL ACQUISITION CORPORATION	MORGAN STANLEY & CO. INCORPORATED	DE	3139648	All of the Debtor’s personal property, whether now owned or hereafter acquired coming into existence, and wherever located.	8/16/2007

INTER-TEL (DELAWARE), INCORPORATED	MORGAN STANLEY & CO. INCORPORATED	DE	3139697	All of the Debtor’s personal property, whether now owned or hereafter acquired coming into existence, and wherever located.	8/16/2007

INTER-TEL (DELAWARE), INCORPORATED	MORGAN STANLEY & CO. INCORPORATED	DE	3139705	All of the Debtor’s personal property, whether now owned or hereafter acquired coming into existence, and wherever located.	8/16/2007

MITEL US HOLDINGS, INC.	MORGAN STANLEY & CO. INCORPORATED	DE	3139549	All of the Debtor’s personal property, whether now owned or hereafter acquired coming into existence, and wherever located.	8/16/2007

INTER-TEL NETSOLUTIONS, INC.	MORGAN STANLEY & CO. INCORPORATED	TX	0028205034	All of the Debtor’s personal property, whether now owned or hereafter acquired coming into existence, and wherever located.	8/17/2007

INTER-TEL NETSOLUTIONS, INC.	MORGAN STANLEY & CO. INCORPORATED	TX	0028204902	All of the Debtor’s personal property, whether now owned or hereafter acquired coming into existence, and wherever located.	8/17/2007

Debtor	Secured Party	Jurisdiction	File Number	Scope of Lien	File Date
INTER-TEL EUROPE LIMITED	MORGAN STANLEY & CO. INCORPORATED	DC	2007109314	All of the Debtor’s personal property, whether now owned or hereafter acquired coming into existence, and wherever located.	8/20/2007

MITEL NEWTORKS CORPORATION	MORGAN STANLEY & CO. INCORPORATED	DC	2007109315	All of the Debtor’s personal property, whether now owned or hereafter acquired coming into existence, and wherever located.	8/20/2007

MITEL NEWTORKS LIMITED	MORGAN STANLEY & CO. INCORPORATED	DC	2007109316	All of the Debtor’s personal property, whether now owned or hereafter acquired coming into existence, and wherever located.	8/20/2007

SWAN SOLUTIONS LIMITED	MORGAN STANLEY & CO. INCORPORATED	DC	2007109317	All of the Debtor’s personal property, whether now owned or hereafter acquired coming into existence, and wherever located.	8/20/2007

MITEL NETWORKS HOLDINGS LIMITED	MORGAN STANLEY & CO. INCORPORATED	DC	2007109318	All of the Debtor’s personal property, whether now owned or hereafter acquired coming into existence, and wherever located.	8/20/2007

INTER-TEL INTEGRATED SYSTEMS, INC.	MORGAN STANLEY & CO. INCORPORATED	AZ	200714903938	All of the Debtor’s personal property, whether now owned or hereafter acquired coming into existence, and wherever located.	8/17/2007

INTER-TEL LEASING, INC.	MORGAN STANLEY & CO. INCORPORATED	AZ	200714903916	All of the Debtor’s personal property, whether now owned or hereafter acquired coming into existence, and wherever located.	8/17/2007

Debtor	Secured Party	Jurisdiction	File Number	Scope of Lien	File Date
INTER-TEL LEASING, INC.	MORGAN STANLEY & CO. INCORPORATED	AZ	200714903892	All of the Debtor’s personal property, whether now owned or hereafter acquired coming into existence, and wherever located.	8/17/2007

INTER-TEL TECHNOLOGIES, INC.	MORGAN STANLEY & CO. INCORPORATED	AZ	200714903950	All of the Debtor’s personal property, whether now owned or hereafter acquired coming into existence, and wherever located.	8/17/2007

INTER-TEL TECHNOLOGIES, INC.	MORGAN STANLEY & CO. INCORPORATED	AZ	200714903972	All of the Debtor’s personal property, whether now owned or hereafter acquired coming into existence, and wherever located.	8/17/2007

MITEL NETWORKS, INC.	MORGAN STANLEY & CO. INCORPORATED	DE	070929313	All of the Debtor’s personal property, whether now owned or hereafter acquired coming into existence, and wherever located.	8/16/2007

Schedule 2B

PPSA FINANCING STATEMENTS

Debtor	Secured Party	Jurisdiction	Registration Number	Scope of Lien	File Date
Mitel Networks Corporation Corporation Mitel Networks Mitel Networks Corporation/ Corporation Mitel Networks Corporation Mitel Networks/Mitel Networks Corporation	Morgan Stanley & Co. Incorporated Morgan Stanley & Co. Incorporated, as Second Lien Collateral Agent	Ontario	637868754/ 20070802 1800 1590 9188	Inventory, Equipment, Accounts, Other, Motor Vehicle Included	August 2, 2007

Mitel Networks Corporation/ Corporation Mitel Networks Mitel Networks Corporation Corporation Mitel Networks Corporation Mitel Networks/Mitel Networks Corporation	Morgan Stanley & Co. Incorporated Morgan Stanley & Co. Incorporated, as Second Lien Collateral Agent	British Columbia	840080D	All present and after acquired personal property of the debtor and, without limitation, all fixtures, crops, and licences.	August 7, 2007

Debtor	Secured Party	Jurisdiction	Registration Number	Scope of Lien	File Date
Mitel Networks Corporation/ Corporation Mitel Networks Mitel Networks Corporation Corporation Mitel Networks Corporation Mitel Networks/Mitel Networks Corporation	Morgan Stanley & Co. Incorporated Morgan Stanley & Co. Incorporated, as Second Lien Collateral Agent	Alberta	07080741056	All present and after acquired personal property of the debtor. Proceeds: accounts, chattel paper, money, intangibles, goods, documents of title, instruments and investment property (all as defined in the Albert Personal Property Security Act), and insurance proceeds.	August 7, 2007

Mitel Networks Corporation/ Corporation Mitel Networks Corporation Mitel Networks/Mitel Networks Corporation Mitel Networks Corporation Corporation Mitel Networks	Morgan Stanley & Co. Incorporated Morgan Stanley & Co. Incorporated, as Second Lien Collateral Agent	Manitoba	200714505202	The security interest is taken in all of the debtor’s present and after-acquired personal properly.	August 8, 2007

Debtor	Secured Party	Jurisdiction	Registration Number	Scope of Lien	File Date
Mitel Networks Corporation/ Corporation Mitel Networks Mitel Networks Corporation Corporation Mitel Networks Corporation Mitel Networks/Mitel Networks Corporation	Morgan Stanley & Co. Incorporated Morgan Stanley & Co. Incorporated, as Second Lien Collateral Agent	Nova Scotia	12799276	A security interest is taken in all of the debtor’s present and after-acquired personal property.	August 7, 2007

Mitel Networks, Inc.	Morgan Stanley & Co. Incorporated Morgan Stanley & Co. Incorporated, as Second Lien Collateral Agent	Ontario	637868763 20070802 1809 1590 9189	Inventory, Equipment, Accounts, Other, Motor Vehicle Included	August 2, 2007

Schedule 3

FEES AND EXPENSES

ALLEN & OVERY LLP	US$34,210.87 (includes unpaid August 2009 invoice of $22,077.64)	Citibank N.A. 153 East 53rd Street New York, NY 10043 Routing No. 021000089 Account No. 43233242 Ref: 0069487-0000118

FASKEN MARTINEAU DUMOULIN LLP	US$4,500.00	The Bank of Nova Scotia Main Branch 40 King Street West Toronto, Ontario M5W 2X6 U.S. Dollar Trust Account No. 80002 6247210 ABA #026002532 Re: 272348.00002 / Morgan Stanley/Mitel Networks Corporation (John Torrey)

MCGUIRE, CRADDOCK & STROTHER, P.C.	US$15,000.00	McGuire Craddock and Strother Transfer to: Frost National Bank ABA # 114000093 Beneficiary: McGuire, Craddock & Strother, P.C. Operating Account Account #980006068 Reference: Bank of New York.Mitel; 2880-0167 Notify: Linda at 214-954-6814

THE BANK OF NEW YORK MELLON	US$40,000.00	The Bank of New York Mellon ABA#: 021-000-018 Acct. Name: Cash Clearing Account Acct. #: 8900393297 Ref: Mitel Attn: Tony Maranto (972) 401-8650